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                                                                   EXHIBIT 10.34

                                                                  EXECUTION COPY

                         CONFIDENTIAL TREATMENT REQUESTED; PORTIONS OMITTED FROM
                          THE PUBLICLY-FILED DOCUMENT AND FOR WHICH CONFIDENTIAL
                                  TREATMENT IS REQUESTED ARE DENOTED BY ASTERISK

                  AMENDMENT NO. 1 TO THE SHAREHOLDERS AGREEMENT

     This Amendment No. 1 to the Shareholders Agreement ("Amendment No. 1") is made and entered into effective as of July 31, 2004 ("Amendment Effective Date") by and among SHENZHEN HUAWEI INVESTMENT & HOLDING CO. LTD., a limited liability company organized and existing under the laws of the People's Republic of China ("Huawei Holding"), 3COM TECHNOLOGIES, a corporation organized under the laws of the Cayman Islands and a wholly owned subsidiary of 3Com Corporation ("3Com") ("3Com Technologies" and, together with 3Com, the "3Com Parties") and HUAWEI-3COM CO., LTD., a company incorporated under the laws of Hong Kong (the "JVCO"; each of the JVCO, Huawei Holding and 3Com Technologies, a "Party" and, collectively, the "Parties").

                                    RECITALS

     A. Huawei Holding, 3Com Technologies and JVCO are parties to the Shareholders Agreement dated November 15, 2003 ("Agreement").

     B. The Parties desire to amend the Agreement to *.

     C. Unless otherwise provided in this Amendment No. 1, terms designated by initial capital letters shall have the same meaning as set forth in the Shareholders Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree as follows:

     1. Section 6.02 (d). A new section, Section 6.02(d) is added to the Agreement in its entirety as follows:

     "(d) *

     2. Schedule B-3. A new schedule, Schedule B-3, is added to the Agreement to read in its entirety as set forth in Exhibit A to this Amendment No. 1.


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     3. Section 6.03(b). Section 6.03(b) to the Agreement is hereby amended by adding an additional sentence at the end of such Section. This Section now reads in its entirety as follows:

     "(b) *

     4. Section 6.05. Section 6.05 to the Agreement is hereby amended to read in its entirety as follows:

     "SECTION 6.05 Designated Territory and Other Territory Determinations. Any disputes over definitions of 3Com Designated Territories, JVCO Designated Territories or Other Territories on Schedule B-1, Schedule B-2 and Schedule B-3, respectively, shall be referred to the OEM Committee for resolution. No portion of Schedule B may be amended without Board approval, including the affirmative vote of at least one Huawei Holding Director and one 3Com Director."

     5. Section 7.05. Section 7.05 to the Agreement is hereby amended to read in its entirety as follows:

     "SECTION 7.05 *

     6. Entire Agreement. Except as amended and set forth herein, the Agreement shall remain in full force and effect. The Agreement and any attachments or exhibits thereto, together with this Amendment No. 1, constitute the entire agreement between the Parties with respect to the subject matter therein. To the extent there are conflicts or inconsistencies between the terms of this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall govern.


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     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be executed effective as of the Amendment Effective Date by their respective officers thereunto duly authorized.

                                        SHENZHEN HUAWEI INVESTMENT &
                                        HOLDING CO, LTD.


                                        By: /s/ REN ZHENGFEI
                                            ------------------------------------
                                        Name: Ren Zhengfei
                                        Title: Chief Executive Officer


                                        3COM TECHNOLOGIES


                                        By: /s/ NEAL D. GOLDMAN
                                            ------------------------------------
                                        Name: Neal D. Goldman
                                        Title: President


                                        HUAWEI-3COM CO., LTD.


                                        By: /s/ ZHENG SHUSHENG
                                            ------------------------------------
                                        Name: Zheng Shusheng
                                        Title: Chief Operating OFficer

Huawei Technologies Co. Ltd. hereby executes this Amendment No. 1 with respect to, and agrees to comply with, the provisions of Article VI and Section 7.05, as herein amended.

                                        HUAWEI TECHNOLOGIES CO., LTD.


                                        By: /s/ REN ZHENGFEI
                                            ------------------------------------
                                        Name: Ren Zhengfei
                                        Title: Chief Executive Officer


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                                    EXHIBIT A

                                  SCHEDULE B-3

                                        *


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